UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:   January 1 - December 31, 2012

Item 1. Reports to Stockholders.

LIBERTY ALL–STAR® GROWTH FUND

ASG

2012 ANNUAL REPORT

ALL STAR®
GROWTH FUND

Contents

1	President’s Letter

4	Unique Fund Attributes

6	Investment Managers/Portfolio Characteristics

7	Manager Roundtable

10	Investment Growth

11	Table of Distributions and Rights Offerings

12	Top 20 Holdings and Economic Sectors

13	Major Stock Changes in the Quarter

14	Schedule of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Automatic Dividend Reinvestment and Direct Purchase Plan

30	Tax Information

31	Directors and Officers

34	Results of Shareholder Meeting

35	Privacy Policy

36	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

• A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
• Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
• Access to institutional quality investment managers
• Objective and ongoing manager evaluation
• Active portfolio rebalancing
• A quarterly fixed distribution policy
• Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® GROWTH FUND	1
PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2013

Overcoming a wide range of potential obstacles, U.S. stocks turned in a solid 2012, as the S&P 500® Index gained 16.00 percent for the year. The first and third quarters—with returns of 12.59 percent and 6.35 percent, respectively—propelled the index to its best year since 2009, when it was in rebound mode after the 2007-08 financial crisis. Moderate losses of 2.75 percent and 0.38 percent in the second and fourth quarters, respectively, kept the index from an even stronger year.

Other major indices also advanced, with the widely followed Dow Jones Industrial Average returning 10.24 percent. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 15.21 percent for the year, while the NASDAQ Composite Index advanced 17.45 percent. Among market capitalization indices, the Russell 1000® Growth Index (large cap), the Russell Midcap® Growth Index and the Russell 2000® Growth Index (small cap) all moderately trailed their Russell value index counterparts for the year.

The gains came despite a global macro environment with ample reasons for investors to be wary. Among the worries were the ongoing financial crisis in Europe, fears of a hard economic landing in China, continuing high unemployment and lower consumer spending in the U.S., the uncertainty of a presidential election year, and the fiscal cliff debates in Washington. But, coming off a good fourth quarter of 2011, the S&P 500® Index started the year with its strongest first quarter return since 1998. The index continued to advance until hitting a waterfall sell-off in May, sparked by J.P Morgan’s announcement of a multi-billion dollar trading loss in London, anemic readings on the U.S. economy, and continued struggles with massive sovereign debt and weak financial institutions in the Euro Zone. While some of these same issues simmered beneath the surface in the third quarter, investors appeared willing to accept the risks, as they were heartened by central banks around the world stimulating their respective economies and, in the U.S., a stronger housing sector, higher consumer confidence and corporate earnings reports that exceeded expectations. Gradual but ongoing improvements in the U.S. economy were not enough to overcome worries over the outcome of the fiscal cliff debate in Washington, and stocks ended the fourth quarter with moderate declines. Although not as severe as it was in 2011, volatility continued to roil stock markets in 2012, as an upwardly trending market was hit with sharp sell-offs in May and October-November.

For the year, Liberty All-Star Growth Fund advanced 14.33 percent with shares valued at net asset value (NAV) with dividends reinvested and 13.78 percent with shares valued at market price with dividends reinvested. The Fund’s NAV reinvested return moderately lagged the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which returned 15.25 percent for the year. The Fund outperformed the S&P 500® and the Russell 3000® Growth Index for three quarters during 2012. Only in the second quarter, when the Fund’s -8.01 percent NAV reinvested return lagged key benchmarks, did the Fund underperform. The Fund closed the year with a modest fourth quarter gain compared with slightly negative returns for the S&P 500® and the Russell 3000® Growth Index. The discount at which Fund shares traded relative to their underlying NAV during 2012 was generally unchanged compared to 2011, ranging from as narrow as 6.2 percent to as wide as 12.3 percent.

Owing to the disappointing second quarter, the Fund ranked in the 63rd percentile of peer funds in the Lipper Multi-Cap Growth Mutual Fund Average for the year—although its better fourth quarter performance ranked it in the 31st percentile for that period. For three- and five-year periods, the Fund ranks above median (28th and 35th percentiles, respectively). For other long-term periods, the Fund is slightly below median (56th percentile) for the trailing 10 years but above median (48th percentile) since inception. We are pleased that since inception Fund shares valued at market price with dividends reinvested have outperformed the S&P 500® Index, the NASDAQ Composite and the Russell 3000®Growth Index. We note that the Fund’s return over this period is net of fees, while benchmark returns include no fees (and would further point out that an investment in any of these three indices would incur fees).

www.all-starfunds.com	ASG

2	LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER (UNAUDITED)

Fund distributions totaled $0.27 per share in 2012. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund's total return. Since 1997, the Fund has paid distributions totaling $11.24 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

Once again, in this annual report we offer a question and answer session with the Fund’s three growth style investment managers. We believe you will find the comments of these leading investors to be both interesting and insightful. As we have also done in recent annual reports, we once again offer a brief summary of the Fund’s attributes (on pages 4 and 5). I urge you to revisit these attributes, as they help to make the Fund a unique and attractive vehicle for investment in quality growth stocks.

We are pleased that the Fund provided a return of 14 percent in 2012—a year in which concerns over issues both at home and abroad could have given pause to investors. But, continued strong company fundamentals and gradual improvements in the economy were sources of optimism and they ultimately carried the day. Volatility, albeit somewhat muted in 2012 compared with 2011, is often a challenge for actively managed funds, such as Liberty All-Star Growth Fund; but the professionalism of the Fund’s investment managers and its multi-cap, multi-manager structure led to a rewarding year for investors. We are optimistic about prospects for 2013, but whatever the market holds, please be assured that we will remain diligent and disciplined, and place our shareholders’ best interests first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2012

FUND STATISTICS:

Net Asset Value (NAV)			$4.54
Market Price			$4.06
Discount			10.6%

	Quarter			2012
Distributions	$0.07			$0.27
Market Price Trading Range	$3.65 to $4.24		$3.65 to $4.43
Discount Range	7.8% to 12.3%			6.2% to 12.3%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	0.87%			14.33%
Shares Valued at Market Price with Dividends Reinvested	(2.34%	)		13.78%
NASDAQ Composite Index	(2.65%	)		17.45%
Russell 3000® Growth Index	(1.19%	)		15.21%
S&P 500® Index	(0.38%	)		16.00%
Lipper Multi-Cap Growth Mutual Fund Average*	(0.22%	)		15.25%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	31st			63rd
Number of Funds in Category	551			531

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2012	3 YEARS	5 YEARS	10 YEARS	INCEPTION	**

LIBERTY ALL-STAR® GROWTH FUND, INC.
Distributions	$0.79	$1.50	$4.49	$6.45
Shares Valued at NAV with Dividends Reinvested	11.28%	2.14%	7.61%	0.78%
Shares Valued at Market Price with Dividends Reinvested	13.63%	0.11%	7.21%	1.95%
NASDAQ Composite Index	11.19%	3.70%	9.42%	(1.19%	)
Russell 3000® Growth Index	11.46%	3.15%	7.69%	(0.61%	)
S&P 500® Index	10.87%	1.66%	6.88%	1.77%
Lipper Multi-Cap Growth Mutual Fund Average*	9.83%	0.94%	8.07%	0.34%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	28th	35th	56th	48th
Number of Funds in Category	466	387	255	177

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Multi-Cap Growth Mutual Fund Universe.

**	Since restructuring to a multi-cap growth fund on May 1, 2000.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

www.all-starfunds.com	ASG

4	LIBERTY ALL-STAR® GROWTH FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Unique Attributes of Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

Distribution Policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

www.all-starfunds.com	ASG

6	LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 36 for a description of these indices.

MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS	SMALL	LARGE
AS OF DECEMBER 31, 2012

	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	M.A. Weatherbie	TCW (Mid-Cap)	TCW (Large-Cap)	Total Fund
Number of Holdings	1120	457	571	59	56	31	128*

Weighted Average Market Capitalization (billions)	$1.5	$9.1	$99.8	$2.7	$8.9	$81.7	$32.5

Average Five-Year Earnings Per Share Growth	16%	16%	18%	20%	20%	23%	21%

Average Five-Year Sales Per Share Growth	8%	9%	12%	13%	12%	16%	14%

Price/Earnings Ratio**	21x	20x	18x	21x	24x	23x	23x

Price/Book Value Ratio	4.6x	4.9x	5.6x	4.9x	6.4x	5.4x	5.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	7
MANAGER ROUNDTABLE (UNAUDITED)

Investment Manager Roundtable

A look back at 2012 and a look ahead over the next 12-18 months from the Fund’s three growth style investment managers. Plus thoughts on market volatility and professional insights about when to sell a stock.

Liberty All-Star Growth Fund’s investment managers bring long experience, deep knowledge, a proven track record and a firm commitment to growth style investing. Once again, therefore, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, Inc., serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

M. A. WEATHERBIE & CO., INC.

Portfolio Manager/Matthew A. Weatherbie, CFA President and Founder

Capitalization Focus/Small-Cap Growth – M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Co-Portfolio Managers/Chang Lee and Mike Olson, CFA

Managing Directors

Capitalization Focus/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Group Managing Director

Capitalization Focus/Large-Cap Growth – TCW seeks large-cap companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Please summarize what produced the best results for you in 2012 and what, in retrospect, didn’t play out the way you thought. As an active manager, did you find volatility and changes in market direction to be especially challenging in 2012? Let’s start with Matt Weatherbie and his perspective as a small cap growth manager.

Weatherbie (M.A. Weatherbie – Small-Cap Growth):

As bottom-up, fundamentally driven investors, both our outperformers and our few underperformers reflect the company-specific nature of our research. Portfolio companies that delivered strong earnings growth resulting in superior stock price appreciation in 2012 included IPG Photonics, which is engaged in laser and communication systems; Portfolio Recovery Associates, an outsourced receivables management company; and Francesca’s Holdings, which is engaged in women’s apparel, accessories and gifts. Earnings shortfalls resulting in stock price declines included Servicesource International, an IT maintenance and support company, and BJ’s Restaurants, a casual dining chain. We found market volatility and changes in market direction especially challenging in the first half of 2012, but less so in the second half.

Thank you. Let’s continue up the capitalization range by hearing from TCW’s mid-cap and large-cap managers.

Lee (TCW – Mid-Cap Growth): Our best stock selection was in technology, where Salesforce.com, ARM Holdings, Rackspace Hosting and LinkedIn notably helped. Healthcare also was a bright spot for us, as Human Genome Sciences was acquired by GlaxoSmithKline and athenahealth posted good returns. Companies with significant emerging markets and European exposure hurt us—i.e., Arcos Dorados in Brazil and Ctrip.com in China. Materials names Cliffs Natural Resources and Allegheny Technologies were negatively impacted by the slowdown in the global economy, especially China. In financials, GreenDot did not contribute as we underestimated competitive pressures.

While investing in times of volatility can be challenging, we like to use it to our advantage. For example, we added to ARM Holdings and bought Rackspace Hosting when it pulled back.

Blum (TCW – Large-Cap Growth): As a group, our information technology holdings produced our best results in 2012. Although we recognized the slack in the economy, we were surprised by the margin compression in two long-held transportation stocks C.H. Robinson Worldwide and Expeditors International of Washington. We thought volume growth would be tepid but the magnitude of the continued margin compression was disappointing.

The key difficulty in today’s market is not the existence of volatility, but rather the fact that policy response is often

www.all-starfunds.com	ASG

8	LIBERTY ALL-STAR® GROWTH FUND
MANAGER ROUNDTABLE (UNAUDITED)

a bigger driver of that volatility than true fundamentals. We have assumed this type of environment would persist leading to our balance between offense and defense in the portfolio over the last few years.

Something that investors frequently overlook is a manager’s sell discipline. They may understand the manager’s style and strategy, and the factors that lead to purchasing a stock; but the sell decision is often forgotten. Give us some insights into your sell discipline, please. Let’s reverse the order and hear how Craig Blum approaches his sell discipline.

Blum (TCW – Large-Cap Growth): We evaluate every holding on an ongoing basis and have both intermediate, 12-18 months, and long-term price targets for every stock in the portfolio. It is much easier to sell a stock that we have owned for several years and that has fulfilled our long-term price target.

The much harder decision is to sell a stock where an unexpected negative development has occurred and the stock is getting hit. In this latter case, we place the stock on review and ask ourselves two primary questions:

“As we think about the next 12-18 months, we see a bevy of irreversible trends, including higher inflation, cloud computing and high data-rate wireless.” Craig Blum (TCW – Large-Cap Growth)
First, is the business model impaired? Second, is the revenue opportunity impaired? If either is true, we will sell the position.

Weatherbie (M.A. Weatherbie – Small-Cap Growth): We will sell for one of three reasons. First, if we can anticipate or are confronted with a significant deterioration in a company’s fundamental outlook, we will sell the stock. Second, if a company becomes overvalued based on several of our internally developed stock valuation criteria, we will eliminate the position. Third, since we will never own more than 60 stocks, and are always close to that number, we will eliminate what we believe is our least good idea if we have a better alternative.

Olson (TCW – Mid-Cap Growth): Our sell discipline is driven by our three price targets—base case, best case and worst case. Once a stock hits our base case price target, we tend to trim. Once the stock hits our best case, we sell all. When a stock hits our worst case price target, our process forces us to either buy more or sell all. If we determine that the stock is down due to market volatility without any changes to fundamentals, then we buy more. If the stock is down because the thesis is broken, then we sell. We can also sell a name to fund a more compelling investment idea.

In the current market environment, volatility seems to have widened the performance differential between winner and loser stocks, even when the fundamentals do not justify such wide differentials. Does this phenomenon affect your sell decisions? Do you consider such harsh treatment of stocks unreasonable when the fundamentals are still strong? Chang Lee, what are your thoughts?

Lee (TCW – Mid-Cap Growth): Over the past 24 months, market volatility has not only picked up but the valuation gap between sectors has widened. While it is counterintuitive to think that volatility is a good thing, it is the best environment for investors who can accurately estimate intrinsic value because securities are more likely to be mispriced. These are the periods when it is crucial to stick to your discipline because it is the means by which excess returns can be achieved.

Good. Matt and Craig, share your thoughts, please.

Weatherbie (M.A. Weatherbie – Small-Cap Growth): This current market volatility has caused us to be slightly more aggressive at the margin in trimming recent strong performers and adding to laggards, assuming no change in fundamentals. Harsh treatment of stocks with strong fundamentals is both unjustified and unreasonable. It is our business to know our companies well and take advantage of this naïve, computer-driven trading.

Blum (TCW – Large-Cap Growth): Our view on the current market volatility is that we welcome it. We believe it provides a real opportunity for true stock pickers to generate alpha, which we generally define as excess return over a benchmark.

As you look out over the next 12 to 18 months, what are the key trends that you will be focusing on, and what is a stock in the portion of the Fund’s portfolio that you manage that represents each? Matt Weatherbie, please lead off.

Weatherbie (M.A. Weatherbie – Small-Cap Growth): Over the next 12-18 months we see the U.S. economy continuing to grow, but at a rate that remains quite weak by historical standards, with real GDP growing at around a 2 percent annual rate. Within this slow growth context, we see strong demand for software as a service, referred to as “SaaS.” These companies offer

“Harsh treatment of stocks with strong fundamentals is both unjustified and unreasonable. it is our business to know our companies well and take advantage of this naïve, computer-driven trading.”

Matt Weatherbie

(M.A. Weatherbie -

Small-Cap Growth)

productivity-enhancing software to businesses using a cloud-based delivery model. Portfolio companies that should continue to benefit from this trend are SPS Commerce, the leader in software sold as an on-demand service connecting retailers and their suppliers to achieve supply chain efficiencies, and Ultimate Software, which designs, markets and supports web-based and

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	9
MANAGER ROUNDTABLE (UNAUDITED)

cross-industry human resource management and payroll software solutions.

One other major trend that we see is the continued development of U.S. oil and gas reserves using hydraulic fracturing leading to the coming re-industrialization of America that should result from factories having access to cheap natural gas. Two portfolio holdings that should benefit from this trend are Forum Energy Technologies, a leading supplier of industrial tools used in energy exploration and development, and Mistras Group, which is a leading provider of acoustic, ultrasonic, thermographic and other non-destructive testing platforms used to evaluate the structural and mechanical integrity of critical infrastructure.

Each of these four portfolio companies has a strong, differentiated business model, a leadership position in a growth market, innovative products and services, and high caliber management.

Lee (TCW – Mid-Cap Growth): Pricing power, pricing power and pricing power! As always, we are focused on investing in rapidly growing companies with sustainable long-term competitive advantages. When we look at the current global macro picture, two counterbalancing factors stand out to us. First, there is still excess capacity around the world, which is deflationary in nature. Second, there are the aggressive fiscal and monetary policies in numerous countries as they fight against deflation as well as attempt to avoid recession. A simple measure of excess capacity can be measured in terms of unemployment rates, which remain elevated in the U.S. and in Europe. In businesses that are undifferentiated, it is difficult to raise prices in an environment of excess capacity. We believe capacity.

We believe that it is critical to find companies that exhibit sustainable long-term competitive advantages with pricing power now more than ever. If the inflationary policies of the central banks of developed nations win the battle, the

“While it is counterintuitive to think that volatility is a good thing, it is the best environment for investors who can accurately estimate intrinsic value because securities are more likely to be mispriced.”

—Chang Lee (TCW – Mid-Cap Growth)

ability to adjust prices rapidly is essential in an inflationary environment. The Federal Reserve in the U.S. and the central banks in Europe and Japan are committed to inflating the economy. Inflation seems to be a “when” and not an “if” question at this point given the magnitude of monetary and fiscal stimulus that has been deployed globally.

An example of a company that has pricing power is Salesforce.com, which is a long-term holding in the fund. Salesforce.com provides sales force automation software-as-a-service (SaaS) and generally charges its customers a subscription fee on a monthly basis per user. Salesforce.com has a high degree of pricing power given the high utility/cost ratio that the service provides. This means that the usefulness of the software is high relative to its cost, which is collected as a monthly subscription. Furthermore, as sales personnel rely more heavily on the software, switching costs become prohibitive given the required ancillary investments to switch such as: training, data migration, systems integration, lower sales force productivity etc. The ongoing cost of the software, $65 per month, is not prohibitive and can be booked as an operating expense by customers, but the value provided by the service is high and thus it is fairly easy to pass incremental price increases along to the customer.

Blum (TCW – Large-Cap Growth): As we think about the next 12-18 months, we see a bevy of irreversible trends, including but not limited to the following: higher inflation, cloud computing and high data-rate wireless. With regard to inflation, we believe monetary inflation has already occurred due to the many rounds of quantitative easing by the Fed but that we are just starting to see inflation in goods. Although many investors think inflation is terrible for equities, we believe inflation can help stocks as companies with pricing power—a key characteristic that we look for—can adjust to higher inflation and pass along higher prices. While this theme is broadly represented in our portfolio, one name we’d highlight that you won’t find in many growth portfolios, is Silver Wheaton (SLW), a silver streaming company. Streaming is basically a form of alternative financing for miners and the business model is characterized by high margins, high cash flow, limited ongoing capital intensity and more limited operational risks. The model works particularly well in silver because the majority of silver is produced as a by-product and not as the focus ore for the miner. Given SLW’s leverage to silver prices that comes without the exposure to higher production costs, SLW benefits from higher inflation. Yet, the company also benefits from periods of lower silver prices as financing options for miners become more scarce and streaming deals become more accretive to SLW. Cloud computing is another trend that we have invested in for years and that we see only getting bigger. Amazon is a good example of this trend. A third trend is high data-rate wireless. It is no secret that with the ubiquity of smartphones, tablets and mobile devices, data growth is exploding. In fact, we think wireless network demand could increase 25 times over the next five years. American Tower, a wireless tower company, is a key beneficiary of this trend. The business model is also very attractive with very strong revenue and cash flow visibility resulting from long-term contracts of five to 10 years, with annual price escalators. Unique economics and incremental margins from tenant additions are robust and there are high switching costs for American Tower’s customers.

Great insights from experienced investment managers and we thank you all. It should be an interesting year ahead. We’ll check in again next year.

www.all-starfunds.com	ASG

10	LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT GROWTH (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2012. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1997. Effective with the 2009 second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $16,540 (including the December 31, 2012 value of the original investment of $4,389, plus distributions during the period of $12,151).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $21,241.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $24,406 excluding the cost to exercise all primary rights in the rights offerings which was $5,299.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	11
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE

1997	$1.24

1998	1.35	July	10	$12.41

1999	1.23

2000	1.34

2001	0.92	September	8	6.64

2002	0.67

2003	0.58	September	8*	5.72

2004	0.63

2005	0.58

2006	0.59

2007	0.61

2008	0.47

2009**	0.24

2010	0.25

2011	0.27

2012	0.27
Total	$11.24

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

www.all-starfunds.com	ASG

12	LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)
December 31, 2012

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Apple, Inc.	2.61%

Salesforce.com, Inc.	2.37

ACE Ltd.	2.24

ARM Holdings PLC	2.00

Oceaneering International, Inc.	1.95

QUALCOMM, Inc.	1.91

Fastenal Co.	1.85

American Tower Corp., Class A	1.75

BioMarin Pharmaceutical, Inc.	1.71

Core Laboratories N.V.	1.65

Cerner Corp.	1.63

Intuitive Surgical, Inc.	1.62

Precision Castparts Corp.	1.57

Signature Bank	1.48

Google, Inc., Class A	1.37

LKQ Corp.	1.23

Allergan, Inc.	1.21

Visa, Inc., Class A	1.20

Starbucks Corp.	1.19

Amazon.com, Inc.	1.12
33.66%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Information Technology	30.10%

Industrials	16.10

Consumer Discretionary	13.35

Health Care	11.41

Financials	10.01

Energy	7.98

Consumer Staples	4.17

Materials	2.61

Telecommunication Services	1.75

Other Net Assets	2.52
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	13
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)
December 31, 2012

The following are the major ($400,000) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2012.

	SHARES
SECURITY NAME	PURCHASES (SALES)	HELD AS OF 12/31/12

PURCHASES

B/E Aerospace, Inc.	10,050	10,050

Cerner Corp.	6,100	21,850

Cummins, Inc.	4,550	4,550

Forum Energy Technologies, Inc.	20,585	20,585

The Hain Celestial Group, Inc.	10,550	10,550

LinkedIn Corp., Class A	5,300	8,400

Ultimate Software Group, Inc.	4,798	11,508

Under Armour, Inc., Class A	9,455	22,840

SALES

Baidu, Inc.	(9,225)	0

FMC Technologies, Inc.	(17,300)	0

IHS, Inc., Class A	(6,117)	9,472

ITC Holdings Corp.	(7,494)	0

Mylan, Inc.	(16,150)	17,250

PSS World Medical, Inc.	(14,622)	0

QLIK Technologies, Inc.	(27,077)	0

Teavana Holdings, Inc.	(46,897)	0

www.all-starfunds.com	ASG

14	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (97.48%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (13.35%)
Auto Components (0.67%)
BorgWarner, Inc.(a)	9,700	$694,714

Automobiles (0.37%)
Thor Industries, Inc.	10,179	381,000

Distributors (1.23%)
LKQ Corp.(a)	60,981	1,286,699

Hotels, Restaurants & Leisure (2.26%)
Arcos Dorados Holdings, Inc., Class A	50,300	601,588
BJ's Restaurants, Inc.(a)	15,797	519,721
Starbucks Corp.	23,100	1,238,622
		2,359,931

Household Durables (0.66%)
Harman International Industries, Inc.	15,467	690,447

Internet & Catalog Retail (2.54%)
Amazon.com, Inc.(a)	4,665	1,171,568
priceline.com, Inc.(a)	1,625	1,009,450
Shutterfly, Inc.(a)	15,758	470,691
		2,651,709

Specialty Retail (3.06%)
CarMax, Inc.(a)	23,700	889,698
Dick's Sporting Goods, Inc.	15,100	686,899
DSW, Inc., Class A	4,800	315,312
Francesca's Holdings Corp.(a)	20,088	521,485
Restoration Hardware Holdings, Inc.(a)	1,500	50,595
rue21, Inc.(a)	25,360	719,970
		3,183,959

Textiles, Apparel & Luxury Goods (2.56%)
Deckers Outdoor Corp.(a)	11,000	442,970
Gildan Activewear, Inc.	17,500	640,150
Michael Kors Holdings Ltd.(a)	9,350	477,131
Under Armour, Inc., Class A(a)	22,840	1,108,425
		2,668,676
▶ CONSUMER STAPLES (4.17%)
Beverages (0.60%)
Monster Beverage Corp.(a)	11,800	623,984

Food & Staples Retailing (2.20%)
Costco Wholesale Corp.	8,700	859,299
The Fresh Market, Inc.(a)	15,973	768,142
PriceSmart, Inc.	8,604	662,938
		2,290,379

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	15
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Food Products (1.37%)
The Hain Celestial Group, Inc.(a)	10,550	$572,021
Mead Johnson Nutrition Co.	13,100	863,159
		1,435,180

▶ ENERGY (7.98%)
Energy Equipment & Services (7.08%)
Core Laboratories N.V.	15,688	1,714,855
Dril-Quip, Inc.(a)	8,153	595,577
Forum Energy Technologies, Inc.(a)	20,585	509,479
Lufkin Industries, Inc.	12,732	740,111
National-Oilwell Varco, Inc.	9,100	621,985
Oceaneering International, Inc.	37,800	2,033,262
Schlumberger Ltd.	16,745	1,160,261
		7,375,530

Oil, Gas & Consumable Fuels (0.90%)
Occidental Petroleum Corp.	12,250	938,472

▶ FINANCIALS (10.01%)
Capital Markets (4.03%)
Affiliated Managers Group, Inc.(a)	6,069	789,880
The Charles Schwab Corp.	45,650	655,534
Financial Engines, Inc.(a)	19,079	529,442
FXCM, Inc., Class A	38,943	392,156
T. Rowe Price Group, Inc.	12,400	807,612
Virtus Investment Partners, Inc.(a)	8,509	1,029,079
		4,203,703

Commercial Banks (1.48%)
Signature Bank(a)	21,689	1,547,293

Diversified Financial Services (0.60%)
Portfolio Recovery Associates, Inc.(a)	5,843	624,383

Insurance (2.86%)
ACE Ltd.	29,250	2,334,150
Greenlight Capital Re Ltd., Class A(a)	27,804	641,717
		2,975,867

Real Estate Management & Development (1.04%)
FirstService Corp.(a)	28,442	803,771
Zillow, Inc., Class A(a)	10,044	278,721
		1,082,492

▶ HEALTH CARE (11.41%)
Biotechnology (2.90%)
Ariad Pharmaceuticals, Inc.(a)	13,650	261,807
BioMarin Pharmaceutical, Inc.(a)	36,226	1,784,131
Cepheid, Inc.(a)	9,300	314,433
Ironwood Pharmaceuticals, Inc.(a)	14,300	158,587
Vertex Pharmaceuticals, Inc.(a)	12,000	503,280
		3,022,238

See Notes to Schedule of Investments and Financial Statements

www.all-starfunds.com	ASG

16	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Health Care Equipment & Supplies (2.64%)
Accuray, Inc.(a)	52,338	$336,533
Intuitive Surgical, Inc.(a)	3,450	1,691,777
Masimo Corp.	23,112	485,583
Neogen Corp.(a)	5,371	243,414
		2,757,307

Health Care Technology (2.44%)
athenahealth, Inc.(a)	11,583	850,771
Cerner Corp.(a)	21,850	1,696,434
		2,547,205

Life Sciences Tools & Services (1.76%)
Illumina, Inc.(a)	14,600	811,614
Life Technologies Corp.(a)	20,800	1,020,864
		1,832,478

Pharmaceuticals (1.67%)
Allergan, Inc.	13,800	1,265,874
Mylan, Inc.(a)	17,250	474,030
		1,739,904

▶ INDUSTRIALS (16.10%)
Aerospace & Defense (3.71%)
B/E Aerospace, Inc.(a)	10,050	496,470
HEICO Corp.	16,939	758,190
Precision Castparts Corp.	8,650	1,638,483
TransDigm Group, Inc.	7,157	975,928
		3,869,071

Air Freight & Logistics (0.61%)
Echo Global Logistics, Inc.(a)	16,904	303,765
Expeditors International of Washington, Inc.	8,500	336,175
		639,940

Commercial Services & Supplies (1.31%)
American Reprographics Co.(a)	36,870	94,387
InnerWorkings, Inc.(a)	19,075	262,854
Waste Connections, Inc.	29,779	1,006,232
		1,363,473

Electrical Equipment (2.01%)
AMETEK, Inc.	9,500	356,915
II-VI, Inc.(a)	20,067	366,624
Rockwell Automation, Inc.	8,500	713,915
Roper Industries, Inc.	5,900	657,732
		2,095,186

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	17
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Machinery (1.90%)
Cummins, Inc.	4,550	$492,993
Graco, Inc.	11,545	594,452
Middleby Corp.(a)	5,045	646,819
Rexnord Corp.(a)	11,861	252,639
		1,986,903

Professional Services (3.46%)
Huron Consulting Group, Inc.(a)	15,092	508,450
IHS, Inc., Class A(a)	9,472	909,312
Mistras Group, Inc.(a)	6,676	164,830
Robert Half International, Inc.	16,100	512,302
Stantec, Inc.	16,475	660,648
Verisk Analytics, Inc., Class A(a)	16,650	849,150
		3,604,692

Road & Rail (0.59%)
Landstar System, Inc.	11,691	613,310

Trading Companies & Distributors (2.51%)
Fastenal Co.	41,300	1,928,297
MSC Industrial Direct Co., Inc., Class A	9,100	685,958
		2,614,255

▶ INFORMATION TECHNOLOGY (30.10%)
Communications Equipment (3.48%)
InterDigital, Inc.	11,626	477,829
Palo Alto Networks, Inc.(a)	6,500	347,880
Polycom, Inc.(a)	69,384	725,757
QUALCOMM, Inc.	32,115	1,991,772
Ruckus Wireless, Inc.(a)	3,781	85,186
		3,628,424

Computers & Peripherals (3.37%)
Apple, Inc.	5,100	2,718,452
Fusion-io, Inc.(a)	34,472	790,443
		3,508,895

Electronic Equipment & Instruments (1.64%)
FARO Technologies, Inc.(a)	13,972	498,521
IPG Photonics Corp.	10,980	731,817
National Instruments Corp.	18,674	481,976
		1,712,314

Internet Software & Services (6.86%)
Equinix, Inc.(a)	5,300	1,092,860
Google, Inc., Class A(a)	2,010	1,425,834
LinkedIn Corp., Class A(a)	8,400	964,488
Liquidity Services, Inc.(a)	26,923	1,100,074
NIC, Inc.	18,978	310,100
Rackspace Hosting, Inc.(a)	12,800	950,656
SPS Commerce, Inc.(a)	9,970	371,582
Stamps.com, Inc.(a)	19,678	495,886
VistaPrint Ltd.(a)	13,418	440,915
		7,152,395

See Notes to Schedule of Investments and Financial Statements

www.all-starfunds.com	ASG

18	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS
as of December 31, 2012

COMMON STOCKS (continued)	SHARES	MARKET VALUE

IT Services (3.29%)
Cognizant Technology Solutions Corp., Class A(a)	13,900	$1,029,295
ServiceSource International, Inc.(a)	37,854	221,446
VeriFone Systems, Inc.(a)	31,103	923,137
Visa, Inc., Class A	8,265	1,252,809
		3,426,687

Semiconductors & Semiconductor Equipment (3.53%)
ARM Holdings PLC(b)	55,017	2,081,293
Avago Technologies Ltd.	15,500	490,730
Cavium, Inc.(a)	13,638	425,642
Hittite Microwave Corp.(a)	10,963	680,802
		3,678,467

Software (7.93%)
ANSYS, Inc.(a)	12,331	830,370
Concur Technologies, Inc.(a)	8,551	577,363
RealPage, Inc.(a)	25,691	554,155
Salesforce.com, Inc.(a)	14,700	2,471,070
ServiceNow, Inc.(a)	1,600	48,048
Solera Holdings, Inc.	19,675	1,052,022
Splunk, Inc.(a)	21,500	623,930
Ultimate Software Group, Inc.(a)	11,508	1,086,470
VMware, Inc., Class A(a)	9,800	922,572
Workday, Inc., Class A(a)	1,800	98,100
		8,264,100

▶ MATERIALS (2.61%)
Chemicals (1.06%)
Praxair, Inc.	10,125	1,108,181

Metals & Mining (1.55%)
Allegheny Technologies, Inc.	21,200	643,632
Silver Wheaton Corp.	26,950	972,356
		1,615,988

▶ TELECOMMUNICATION SERVICES (1.75%)
Wireless Telecommunication Services (1.75%)
American Tower Corp., Class A	23,550	1,819,708

TOTAL COMMON STOCKS
(COST OF $77,227,184)		101,615,539

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	19
SCHEDULE OF INVESTMENTS
as of December 31, 2012

SHORT TERM INVESTMENT (2.99%)	PAR VALUE	MARKET VALUE

▶ REPURCHASE AGREEMENT (2.99%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/12, due 01/02/13 at 0.01%, collateralized by various Federal National Mortgage Association Securities 3.05% - 3.26%, 05/01/41 - 05/25/41, market value of $3,180,565 (Repurchase proceeds of $3,113,002) (COST OF $3,113,000)	$3,113,000	$3,113,000

TOTAL INVESTMENTS (100.47%)
(COST OF $80,340,184)(c)		104,728,539

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.47%)		(493,642)

NET ASSETS (100.00%)		$104,234,897

NET ASSET VALUE PER SHARE
(22,974,458 SHARES OUTSTANDING)		$4.54

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $81,185,561.

Gross unrealized appreciation and depreciation at December 31, 2012 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$27,106,656
Gross unrealized depreciation	(3,563,678)

Net unrealized appreciation	$23,542,978

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

www.all-starfunds.com	ASG

20	LIBERTY ALL-STAR® GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS:
Investments at market value (Cost $80,340,184)	$104,728,539
Cash	1,956
Receivable for investment securities sold	446,950
Dividends and interest receivable	48,649
Due from Portfolio Manager	44,910
Prepaid and other assets	181

TOTAL ASSETS	105,271,185

LIABILITIES:
Payable for investments purchased	164,713
Distributions payable to shareholders	634,286
Investment advisory fee payable	102,022
Payable for administration, pricing and bookkeeping fees	23,978
Accrued expenses	111,289

TOTAL LIABILITIES	1,036,288

NET ASSETS	$104,234,897

NET ASSETS REPRESENTED BY:
Paid-in capital	$81,381,626
Overdistributed net investment income	(634,286)
Accumulated net realized loss on investments	(900,798)
Net unrealized appreciation on investments	24,388,355

NET ASSETS	$104,234,897

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	22,974,458

NET ASSET VALUE PER SHARE	$4.54

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	21
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $7,487)	$1,031,662
Interest	333

TOTAL INVESTMENT INCOME	1,031,995

EXPENSES:
Investment advisory fee	967,873
Administration fee	241,968
Pricing and bookkeeping fees	72,443
Audit fee	25,249
Custodian fee	43,177
Directors’ fees and expenses	69,538
Insurance expense	8,361
Legal fees	190,059
NYSE fee	27,975
Shareholder communication expenses	71,557
Transfer agent fees	62,906
Miscellaneous expenses	46,149

Total Expenses Before Waiver/Reimbursement	1,827,255
Less fees waived by investment advisor	(16,821)
Less expenses reimbursed by Portfolio Manager	(44,910)

TOTAL NET EXPENSES	1,765,524

NET INVESTMENT LOSS	(733,529)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investment transactions	5,103,936

Net change in unrealized appreciation on investments	7,662,738

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,766,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,033,145

See Notes to Financial Statements

www.all-starfunds.com	ASG

22	LIBERTY ALL-STAR® GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011

FROM OPERATIONS:
Net investment loss	$(733,529)	$(1,423,102)
Net realized gain on investment transactions	5,103,936	9,291,538
Net change in unrealized appreciation/(depreciation) on investments	7,662,738	(9,617,091)

Net Increase/(Decrease) in Net Assets From Operations	12,033,145	(1,748,655)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(1,994,479)
From net realized gains on investments	(5,715,134)	(6,127,216)
From tax return of capital	(1,441,154)	–

Total Distributions	(7,156,288)	(8,121,695)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,666,589	–
Shares repurchased through tender offer, net of costs	(29,910,946)	–

Net Decrease Resulting From Capital Share Transactions	(28,244,357)	–

Net Decrease in Net Assets	(23,367,500)	(9,870,350)

NET ASSETS:
Beginning of year	127,602,397	137,472,747

End of year (Includes overdistributed net investment income of $(634,286) and $(26,710), respectively)	$104,234,897	$127,602,397

See Notes to Financial Statements

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	23
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$4.24	$4.57	$4.00	$3.24	$6.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.05)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.54	(0.01)	0.86	1.02	(2.29)

Total from Investment Operations	0.51	(0.06)	0.82	1.00	(2.32)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	–	(0.07)	(0.19)	–	–
Net realized gain on investments	(0.22)	(0.20)	–	–	(0.02)
Tax return of capital	(0.05)	–	(0.06)	(0.24)	(0.45)

Total Distributions	(0.27)	(0.27)	(0.25)	(0.24)	(0.47)

Change due to tender offer(b)	0.06	–	–	–	–

Net asset value at end of year	$4.54	$4.24	$4.57	$4.00	$3.24

Market price at end of year	$4.06	$3.81	$4.25	$3.36	$2.60

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value	14.3%	(1.0%)	21.8%	34.6%	(40.0%)
Based on market price	13.8%	(4.4%)	34.8%	40.8%	(51.3%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$104	$128	$137	$120	$96
Ratio of expenses to average net assets after waiver/reimbursement	1.46%	–	–	–	–
Ratio of expenses to average net assets before waiver/reimbursement	1.51%	1.52%	1.79%	1.44%	1.46%
Ratio of net investment loss to average net assets	(0.61%)	(1.04%)	(0.95%)	(0.58%)	(0.74%)
Portfolio turnover rate	35%	32%	80%	135%	97%

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.

(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements

www.all-starfunds.com	ASG

24	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable

U.S. issuers. For the year ended December 31, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	25
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$101,615,539	$–	$–	$101,615,539
Short-Term Investment	–	3,113,000	–	3,113,000
TOTAL	$101,615,539	$3,113,000	$–	$104,728,539

*	See Schedule of Investments for industry classifications.

For the year ended December 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the year.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non- taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from a net operating loss and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$125,953	$(26,710)	$(99,243)

Included in the amounts reclassified was a net operating loss of $733,529. Net investment loss and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, were as follows:

	12/31/12	12/31/11
Distributions paid from:
Ordinary income	$–	$1,994,479
Long-term capital gain	5,715,134	6,127,216
Return of Capital	1,441,154	–
Total	$7,156,288	$8,121,695

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$(55,421)	$23,542,978	$(634,286)	$22,853,271

www.all-starfunds.com	ASG

26	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

As of December 31, 2012, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$81,185,561	$27,106,656	$(3,563,678)	$23,542,978

The fund elects to defer to the fiscal year ending December 31, 2013, capital losses recognized during the period from November 1, 2012 to December 31, 2012 in the amount of $55,421.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through December 31, 2012 for the federal jurisdiction and for the years ended December 31, 2008 through December 31, 2012 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $ 300 million	0.80%
Over $300 million	0.72%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $ 300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing

Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $ 300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Under the terms of the Expense Limitation Agreement between the Fund and ALPS, ALPS has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, ALPS has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that ALPS is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective beginning August 1, 2012 through July 31, 2013.

On December 20, 2012, a special meeting of shareholders was held to approve a new Portfolio Management Agreement with TCW Investment Management Company (“TCW”), which was necessitated by a change in control of TCW. TCW agreed to bear the expenses, including proxy solicitation expenses, incurred by the Fund in connection

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	27
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

with obtaining approval for the new agreement. The amount to be paid by TCW is reflected as expenses reimbursed by Portfolio Manager on the statement of operations.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $41,636,404 and $76,599,481, respectively.

NOTE 6. CAPITAL TRANSACTIONS

On June 21, 2012, the Fund’s Board of Directors authorized the Fund to conduct a tender offer for up to 25% of its outstanding common stock at a price equal to 95% of its net asset value per share (“NAV”) as determined on the day of the tender offer expiration of July 24, 2012. Approximately 9,479,379 shares of common stock or approximately 31.5% of the Fund’s outstanding shares were properly tendered and not withdrawn. The Fund accepted 7,520,088 shares for payment at a price equal to $3.95 per share, which represents 95% of the Fund’s net asset value per share as of July 24, 2012. Because the tender offer was oversubscribed, all tenders of shares were subject to proration in accordance with the terms of the tender offer, including adjustments to avoid purchase of fractional shares. Accordingly, on a pro rata basis, the Fund accepted and purchased approximately 79.3% of the shares properly tendered in the tender offer.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price).

During the year ended December 31, 2012, distributions in the amount of $1,666,589 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 414,196 shares.

Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Mary-land Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

www.all-starfunds.com	ASG

28	LIBERTY ALL-STAR® GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIBERTY ALL-STAR®GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Growth Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 21, 2013

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	29
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

www.all-starfunds.com	ASG

30	LIBERTY ALL-STAR® GROWTH FUND
TAX INFORMATION (UNAUDITED)

All 2012 distributions whether received in cash or shares of the Fund consist of the following:

(1) long-term capital gains, and

(2) return of capital

The table below details the breakdown of each 2012 distribution for federal income tax purposes.

TAX STATUS OF 2012 DISTRIBUTIONS

			ORDINARY DIVIDENDS
RECORD DATE	PAYABLE DATE	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
12/16/11*	01/03/12	$0.043547	—	—	72.72%	27.28%
02/24/12	03/12/12	$0.07	—	—	72.72%	27.28%
05/25/12	06/11/12	$0.07	—	—	72.72%	27.28%
08/03/12	09/17/12	$0.06	—	—	72.72%	27.28%
11/02/12	01/02/13	$0.042100	—	—	72.72%	27.28%
11/02/12**	01/02/13	$0.027900	—	—	—	—

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this portion of the distribution will be reported in the Form 1099-DIV for 2012.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this portion of the distribution will be reported in the Form 1099-DIV for 2013.

ADDITIONAL INFORMATION (UNAUDITED)

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2012:

Qualified Dividend Income:	0.00%

Dividend Received Deduction:	0.00%

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	31
DIRECTORS AND OFFICERS (UNAUDITED)

The names of the Directors and Officers of the Liberty All-Star® Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 78)	Director Since 2002; Term expires 2014	Retired (since December 1999)	2	Trustee, Liberty All-Star Equity Fund (since 2002).

Thomas W. Brock (Age 65)	Director Since 2005; Term expires 2012	Former CEO, StoneHarbor Investment Partners LP (April, 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (1998-2006).	2	Trustee, Liberty All-Star Equity Fund (since 2005); Trustee and Chairman, Stone Harbor Investment Funds (2007-2012).

George R. Gaspari (Age 72)	Director Since 2006; Term Expires 2013	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Trustee, Liberty All-Star Equity Fund (since 2006).

Richard W. Lowry (Age 76)	Director Since 1994; Term Expires 2013; Chairman since 2004	Private Investor (since 1987)	2	Trustee and Chairman, Liberty All-Star Equity Fund (since 1986).

John J. Neuhauser (Age 69)	Director Since 1998; Term Expires 2012	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 funds).

Richard C. Rantzow (Age 74)	Director Since 2006; Term expires 2014	Retired; Chairman of the Board of First Funds (from 1992 to July, 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	ASG

32	LIBERTY ALL-STAR® GROWTH FUND
DIRECTORS AND OFFICERS (UNAUDITED)

INTERESTED DIRECTOR

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 52)**	Director Since 2006; Term expires 2012	President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advi- sors (since 2001), ALPS Distribu- tors, Inc. (since 2000) and ALPS (since 2000); President and a Di- rector of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2001), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006); formerly, President Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

OFFICERS
NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 60)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April, 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 48)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January, 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 52)	Vice President	2006

President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	33
DIRECTORS AND OFFICERS (UNAUDITED)

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 42)	Treasurer	2006

President and Director of ALPS Fund Services, Inc. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently a Director of Reaves Utility Income Fund and Treasurer of the Liberty All- Star Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation.

Kimberly R. Storms (Age 40)	Assistant Treasurer	2006

Director of Fund Administration and Senior Vice-President of ALPS Fund Services, Inc. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and BPV Family of Funds. Ms. Storms is also Chief Financial Officer for the Arbitrage Funds. Ms. Storms was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims.

Melanie H. Zimdars (Age 36)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Equity Fund, Financial Investors Variable Insurance Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust and BPV Family of Funds.

Tané T. Tyler (Age 47)	Secretary	2011

Senior Vice President, General Counsel and Assistant Secretary of ALPS Holdings, Inc.; ALPS Advisors, Inc.; ALPS Distributors, Inc. and ALPS Fund Services, Inc. Ms. Tyler joined ALPS in 2004. She also serves as Secretary of the ALPS ETF Trust since December 2008 and the Liberty All-Star Equity Fund since 2011. She also served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006. She was previously Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Alex J. Marks (Age 38)	Assistant Secretary	2011

Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also serves as Assistant Secretary of the Liberty All-Star Equity Fund. Mr. Marks was previously Secretary of the Financial Investors Variable Insurance Trust from December 2008 to June 2010.

*	The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	ASG

34	LIBERTY ALL-STAR® GROWTH FUND
RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of shareholders of the Liberty All-Star Growth Fund (the “Fund”) was held on December 20, 2012 (the “Meeting”). On October 10, 2012, the record date of the Meeting, the Fund had outstanding 22,734,574 shares of common stock. At the Meeting, the following matters were voted on and approved by the shareholders. The results of the Special Meeting of shareholders are noted below.

PROPOSAL 1 - To approve a new Portfolio Management Agreement for the Fund with ALPS Advisors, Inc. and TCW Investment Management Company.

NUMBER OF VOTES
PORTFOLIO MANAGER	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN
TCW Investment Management Co.	12,967,728.37	12,036,859.24	563,396.05	367,473.08

PERCENTAGE OF VOTES
PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
TCW Investment Management Co.	92.83%	4.34%		2.83%

PERCENTAGE OF TOTAL OUTSTANDING SHARES
PORTFOLIO MANAGER	AFFIRMATIVE	AGAINST		ABSTAIN
TCW Investment Management Co.	52.94%	2.48%		1.62%

PROPOSAL 2 - To approve a change to the Fund’s “manager-of-managers” structure, subject to the provision of exemptive relief by the U.S. Securities and Exchange Commission.

NUMBER OF VOTES
	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN
Exemptive Relief Proposal	12,967,728.37	11,896,733.30	698,619.32	372,375.75

PERCENTAGE OF VOTES
	AFFIRMATIVE	AGAINST		ABSTAIN
Exemptive Relief Proposal	91.74%	5.39%		2.87%

PERCENTAGE OF TOTAL OUTSTANDING SHARES
	AFFIRMATIVE	AGAINST		ABSTAIN
Exemptive Relief Proposal	52.33%	3.07%		1.64%

ANNUAL REPORT	DECEMBER 31, 2012

LIBERTY ALL-STAR® GROWTH FUND	35
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

www.all-starfunds.com	ASG

36	LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES (UNAUDITED)

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities. You cannot invest directly in an index.

ANNUAL REPORT	DECEMBER 31, 2012

ALL STAR®
GROWTH FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

ASG
LISTED
NYSE

A MEMBER OF THE
CLOSED-END FUND ASSOCIATION, INC
WWW.CLOSEDENDFUNDS.COM

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.	During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.	The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.	The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 are approximately $24,700 and $24,700, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 are approximately $0 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 are approximately $3,685 and $3,790, respectively.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2012 are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2011 and December 31, 2012, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2011 and December 31, 2012 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $166,685 in 2011 and $213,790 in 2012. These fees consisted of non-audit fees billed to (i) the Registrant of $3,685 in 2011 and $3,790 in 2012 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, $163,000 in 2011 and $210,000 in 2012. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2012, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each an independent director and collectively constitute the entire Audit Committee.

Item 6. Schedule.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.         Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.         Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.     Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

2.     Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

3.     In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.     ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2.     By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—         To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—         To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.             In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie. Mr. Weatherbie is the Chief Investment Officer, President and Lead Portfolio Manager of M.A. Weatherbie, which he founded in December 1995. Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund. Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Matthew A.Weatherbie
Registered Investment Companies	1	$36	0	N/A
Other pooled investment vehicles	1	$100	1	$100
Other accounts	17	$744	0	N/A

COMPENSATION STRUCTURE. As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie. Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

TCW Investment Management Company (“TCW”)

MANAGEMENT. The first portion of the Fund allocated to TCW for mid-cap growth is managed by Mike Olson, CFA and Chang Lee.

Mr. Olson is co-Portfolio Manager of TCW’s Small Cap Growth, SMID Cap Growth, Growth Equities, Global Technology, and Multi-Cap Growth strategies. Prior to assuming his current position, Mr. Olson was a Senior Analyst in the Small and Mid-Cap Growth Equities group and Senior Portfolio Manager of the Multi-Cap Growth strategy. Mr. Olson joined U.S. Equities in 2001 as an analyst concentrating on small cap technology companies where he worked alongside the Small and Mid-Cap Growth Equities portfolio managers and analysts for four years before officially joining the team. Mr. Olson joined TCW in 1999 as an analyst for the Latin America Equities group where he covered diverse industries across Brazil, Chile, and Venezuela. Prior to TCW, Mr. Olson worked at Aegis Asset Management as a Research Analyst. Mr. Olson graduated from California State University at Fullerton with a BA in Finance and International Business and also earned an MBA from the University of Southern California. He is a CFA charterholder.

Mr. Lee is co-Portfolio Manager of TCW’s Small Cap Growth, SMID Cap Growth, Growth Equities, Global Technology, and Multi-Cap Growth strategies. Mr. Lee joined TCW in 2005 as an Analyst in the U.S. Equity Research Department where he covered the insurance sector. In 2006 Mr. Lee joined the TCW Small and Mid-Cap Growth Equities team as an Analyst, with an analytical focus on financials, health care and industrials. Prior to TCW, Mr. Lee was a Senior Investment Analyst at Samsung Life Investment from 2003 to 2005 and an Analyst at Lazard Asset Management from 1998 to 2003. At Lazard, Mr. Lee was a member of the Alternative Investment Product team where he focused primarily on small and mid cap health care and industrial companies. He also worked closely with Lazard’s small and mid cap product groups in providing investment opportunities. Prior to Lazard, Mr. Lee was an Analyst at Bear Stearns. Mr. Lee holds a BS in Applied Mathematics and Economics from Johns Hopkins University (1996) as well as an MBA from Stern School of Business at New York University (2001).

The second portion of the Fund allocated to TCW for large-cap growth is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities.

Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Olson and Lee and Blum, as of January 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Chang Lee
Registered Investment Companies	7	$647	0	n/a

Other Pooled Investment Vehicles	8	$180	1	$21
Other Accounts	20	$781	1	$297

Mike Olson
Registered Investment Companies	7	$647	0	n/a
Other Pooled Investment Vehicles	8	$180	1	$21
Other Accounts	20	$781	1	$297

Craig C. Blum
Registered Investment Companies	4	$1,503	0	n/a
Other Pooled Investment Vehicles	5	$411	1	$130
Other Accounts	59	$3,710	2	$264

Portfolio Managers Compensation

The overall objective of TCW’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by TCW or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2011, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2013

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 5, 2013